See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Eastern Point Advisors Funds Trust

By          /s/ C. Troy Shaver

C. Troy Shaver, Jr., President

Date        December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By         /s/ C. Troy Shaver

C. Troy Shaver, Jr., President

Date       December 9, 2005

By         /s/ Jere E. Estes

Jere E. Estes, Treasurer

Date      December 9, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09497

Eastern Point Advisors Funds Trust

230 Broadway, Suite 201, Lynnfield, MA 01940

Freddie Jacobs, Jr.
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-949-1422

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CAPITAL APPRECIATION FUND

Performance Review for the Year Ended September 30, 2005

This past year has been a transitional year for the Fund. The change in the portfolio manager that occurred on October 19th provided the opportunity to restructure the portfolio so that it is now diversified over more companies and invested exclusively in domestic equities. There are industry concentrations in place that have had an impact on performance, both positive and negative.

The Fund performance for the year ended September 30, 2005 trailed the S&P 500. The Fund was up 6.55% for class A while the S&P 500 gained 12.24%. The concentration in consumer discretionary companies worked against the performance of the portfolio as investors apparently became concerned about higher interest rates, rising fuel prices and hurricanes. A little over 18% of the portfolio is invested in this industry sector. The stocks of GAP, Office Depot, and Toll Brothers were a particular drag. The consumer staples sector also underperformed. Smithfield Foods, Constellation Brands, and Ralcorp had negative performance. The exposure to basic materials companies and particularly Owens Illinois was negative late in the year.

The Fund received positive performance from the energy sector, however missed the strong performance provided by the major oil and natural gas companies. ConocoPhillips was very strong. The other two holdings, Cal Dive and Kinder Morgan, provide construction and maintenance or pipeline services to the industry and did not gain as much investor attention.

The Fund did benefit from a substantial weighting in the financial services sector. Banks make up a vast majority of this S&P sector. The sector has underperformed the general market for the year. The Fund owned only Sovereign Bancorp, which virtually was unchanged for the year. The other two positions were E*Trade and Prentiss Properties, which both provided positive performance.

Outlook

It is our view that the economy will begin to slow as it deals with the cost of energy and other raw materials, higher interest rates, the perceived housing “bubble,” federal budget deficits, trade deficits, the aftermath of the hurricane season, and the threat of terrorist attacks to name some of the concerns. This environment may keep the stock market in a fairly narrow trading range. If this is the case, then we believe that investors will come to appreciate the role that dividends play in total return performance. As changes are made in the portfolio, dividend paying companies will be used. We believe that companies with long-term records of consistent dividend increases are attractive investments, particularly when the economy begins to slow.

In conclusion, we feel that the economic environment over the next four quarters will be more difficult than those of the past four years. This should favor stocks that pay dividends and will also aid total return.

Investment Results

Average Annual Total Returns
(for the periods ended September 30, 2005)

	One Year	Five Years	Since Commencement of Fund Operations (October 19, 1999)
Capital Appreciation Fund - Class A*	6.65%	-4.98%	3.02%
Capital Appreciation Fund - Class A (after deduction of sales load)**	0.52%	-6.09%	2.00%
S & P 500 Index ***	12.24%	-1.49%	1.12%

Average Annual Total Returns
(for the periods ended September 30, 2005)

	One Year	Five Years	Since Commencement of Fund Operations (October 29, 1999)
Capital Appreciation Fund - Class C *	5.89%	-5.63%	1.32%
Capital Appreciation Fund - Class C (after deduction of redemption fee) **	4.83%	-5.63%	1.32%
S & P 500 Index ***	12.25%	-1.49%	-0.20%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.divgrowthadvisors.com.

* *Return figures reflect any change in price per share and assume the reinvestment of all distributions.*
** *In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.*

*** *The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.*



Growth of $10,000 Investment in the Capital Appreciation Fund - Class A and the S&P 500 Index
Capital Appreciation Fund - Class A - $11,253
S&P500 Index - $10,685
Commencement of Fund Operations 10/19/1999
Value
Date
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05


Growth of $10,000 Investment in the Capital Appreciation Fund – Class C and the S&P 500 Index
Capital Appreciation Fund - Class C - $10,807
S&P 500 Index - $9,882
Commencement of
Fund Operations 10/29/1999
Value
Date
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

Fund Holdings – (Unaudited)



Capital Appreciation Fund Holdings as of September 30, 2005 [1]
Domestic Common Stocks 101.60%
Liabilities in excess of cash and other assets (1.60)%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

[1]As a percent of net assets.

Under normal conditions, the Capital Appreciation Fund will invest at least 80% of its assets in a select group of 20-30 common stocks, regardless of industry or sector, focusing on each individual company's growth potential.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund's Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and redemption fees imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Capital Appreciation Fund	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 - September 30, 2005
Class A			
Actual	$ 1,000.00	$ 1,020.32	$ 12.65
Hypothetical**	$ 1,000.00	$ 1,012.55	$ 12.60
Class C			
Actual	$ 1,000.00	$ 1,016.57	$ 16.42
Hypothetical**	$ 1,000.00	$ 1,008.78	$ 16.36

*Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratios for Class A and Class C during the period were 2.50% and 3.25% respectively.

**Assumes a 5.00% return before expenses.

Eastern Point Advisors Funds Trust
Capital Appreciation Fund
Schedule of Investments
September 30, 2005

Common Stocks - 101.60%	**Shares**	**Value**
Beverages - 3.04%		
Constellation Brands, Inc. - Class A (a)	5,600	$ 145,600
Cable & Other Pay Television Services - 2.95%		
Comcast Corp. - Class A (a)	4,800	141,024
Canned Frozen & Preserved Fruit, Vegetables & Food Specialties - 0.52%		
TreeHouse Foods, Inc. (a)	920	24,730
Cement, Hydraulic - 3.67%		
Lafarge North America, Inc.	2,600	175,786
Computer Peripheral Equipment - 3.39%		
Xerox Corp. (a)	11,900	162,435
Computer Storage Devices - 2.85%		
Seagate Technology	8,600	136,310
Drawing & Insulating of Nonferrous Wire - 2.02%		
Corning, Inc. (a)	5,000	96,650
Electric Services - 3.73%		
Southern Co.	5,000	178,800
Electronic Connectors - 3.21%		
Tyco International, Ltd.	5,520	153,732
Farm Machinery & Equipment - 0.46%		
AGCO Corp. (a)	1,200	21,840
Glass Containers - 2.67%		
Owens-Illinois, Inc. (a)	6,200	127,844
Grain Mill Products - 2.98%		
Ralcorp Holdings, Inc.	3,400	142,528
Hospital & Medical Service Plans - 0.50%		
Sierra Health Services, Inc. (a)	350	24,104
Ice Cream & Frozen Desserts - 3.00%		
Dean Foods Co. (a)	3,700	143,782

Common Stock - 101.60% - continued	**Shares**	**Value**
Industrial Instruments for Measurement, Display, and Control - 4.10%		
Roper Industries, Inc.	5,000	$ 196,450
Industrial Organic Chemicals - 3.23%		
Lyondell Chemical Co.	5,400	154,548
Lumber & Wood Products (No Furniture) - 3.59%		
Weyerhaeuser Co.	2,500	171,875
Meat Packing Plants - 3.29%		
Smithfield Foods, Inc. (a)	5,300	157,304
Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment) - 4.18%		
Joy Global, Inc.	3,970	200,326
Miscellaneous Furniture & Fixtures - 2.73%		
Kinetic Concepts, Inc. (a)	2,300	130,640
Miscellaneous Industrial & Commercial Machinery & Equipment - 3.62%		
Actuant Corp. - Class A	3,700	173,160
Oil & Gas Field Services - 3.77%		
Cal Dive International, Inc. (a)	2,850	180,719
Operative Builders - 3.22%		
Toll Brothers, Inc. (a)	3,450	154,112
Petroleum Refining - 3.21%		
ConocoPhillips	2,200	153,802
Pipe Lines (No Natural Gas) - 3.70%		
Kinder Morgan, Inc.	1,840	176,934
Real Estate Investment Trusts - 3.99%		
Prentiss Properties Trust	4,700	190,820
Retail - Family Clothing Stores - 2.80%		
The Gap, Inc.	7,700	134,211
Retail - Miscellaneous Shopping Goods Stores - 3.60%		
Office Depot, Inc. (a)	5,800	172,260

Eastern Point Advisors Funds Trust
Capital Appreciation Fund
Schedule of Investments - continued
September 30, 2005

Common Stock - 101.60% - continued	**Shares**	**Value**
Retail - Shoe Stores - 2.75%		
Foot Locker, Inc.	6,000	$ 131,640
Retail - Variety Stores - 2.83%		
Dollar General Corp.	7,400	135,716
Savings Institutions, Federally Chartered - 3.68%		
Sovereign Bancorp, Inc.	8,000	176,320
Security Brokers, Dealers & Flotation Companies - 4.23%		
E*TRADE Financial Corp. (a)	11,500	202,400
Wholesale - Hardware & Plumbing & Heating Equipment & Supplies - 4.09%		
Hughes Supply, Inc.	6,000	195,600
TOTAL COMMON STOCKS (Cost $4,563,807)		4,864,002
TOTAL INVESTMENTS (Cost $4,563,807) - 101.60%		$ 4,864,002
Liabilities in excess of cash and other assets - (1.60)%		(76,384)
TOTAL NET ASSETS - 100.00%		$ 4,787,618

(a) Non-income producing.

Eastern Point Advisors Funds Trust
Capital Appreciation Fund
Statement of Assets and Liabilities
September 30, 2005

Assets	
Investments in securities, at value (cost $4,563,807)	$ 4,864,002
Interest receivable	33
Dividends receivable	3,517
Receivable from advisor	45,992
Prepaid expenses	7,272
Total assets	4,920,816
Liabilities	
Cash overdraft	61,432
Accrued expenses	60,305
Accrued 12b-1 fees	8,413
Payable for fund shares redeemed	3,048
Total liabilities	133,198
Net Assets	$ 4,787,618
Net Assets consist of:	
Paid in capital	$ 7,059,104
Accumulated net realized (loss) on investments	(2,571,681)
Net unrealized appreciation on investments	300,195
Net Assets	$ 4,787,618
Class A:	
Net Assets	$ 3,154,079
Shares outstanding (unlimited number of shares authorized)	273,093
Net Asset Value per share	$ 11.55
Maximum offering price per Class A share ($11.55 / 94.25%)	$ 12.25
Minimum redemption price per share ($11.55 * 99.0%)	$ 11.43
Class C:	
Net Assets	$ 1,633,539
Shares outstanding (unlimited number of shares authorized)	156,592
Net Asset Value and offering price per share	$ 10.43
Minimum redemption price per share ($10.43 * 99.0%)	$ 10.33

Eastern Point Advisors Funds Trust
Capital Appreciation Fund
Statement of Operations
For the year ended September 30, 2005

Investment Income		
Dividend income (net of foreign withholding taxes of $93)	$	58,395
Interest income		3,428
Total Income		61,823
Expenses		
Investment advisory fees		90,853
Legal expenses		66,369
Transfer agent expenses		51,240
Administration expenses		32,037
12b-1 fees (Class A - $10,124; Class C - $20,068)		30,192
Fund accounting expenses		26,335
Printing expenses		25,759
Registration expenses		25,257
Auditing expenses		16,260
Custodian expenses		8,597
Miscellaneous expenses		7,689
Trustee expenses		5,985
Pricing expenses		2,189
Insurance expenses		796
Total Expenses		389,558
Waived and/or reimbursed expenses (a)		(208,192)
Net operating expenses		181,366
Net Investment (Loss)		(119,543)
Realized & Unrealized Gain (Loss)		
Net realized gain on investment securities		863,159
Change in unrealized appreciation (depreciation) on investment securities		(301,382)
Net realized and unrealized gain on investment securities		561,777
Net increase in net assets resulting from operations	$	442,234

(a) See Note 3 in the Notes to the Financial Statements.

Eastern Point Advisors Funds Trust
Capital Appreciation Fund
Statements of Changes In Net Assets

	Year ended September 30, 2005	Year ended September 30, 2004
Operations		
Net investment (loss)	$ (119,543)	$ (347,986)
Net realized gain on investment securities	863,159	1,575,002
Change in unrealized appreciation (depreciation)	(301,382)	(1,075,134)
Net increase in net assets resulting from operations	442,234	151,882
Capital Share Transactions		
Proceeds from shares sold		
Class A	484,882	1,660,171
Class C	87,759	53,852
Shares issued in acquisition		
Class C	-	2,852,062
Amount paid for shares redeemed		
Class A	(2,587,505)	(2,789,091)
Class C	(743,030)	(1,311,350)
Net increase (decrease) in net assets resulting from share transactions	(2,757,894)	465,644
Total Increase (Decrease) in Net Assets	(2,315,660)	617,526
Net Assets		
Beginning of year	7,103,278	6,485,752
End of year	$ 4,787,618	$ 7,103,278
Accumulated undistributed net investment income included in net assets	$ -	$ -
Capital Share Transactions - A Shares		
Shares sold	42,948	148,726
Shares redeemed	(225,673)	(252,447)
Net decrease from capital share transactions	(182,725)	(103,721)
Capital Share Transactions - C Shares		
Shares sold	8,605	5,239
Shares issued in acquisition	-	278,522
Shares redeemed	(72,147)	(126,895)
Net increase (decrease) from capital share transactions	(63,542)	156,866

Eastern Point Advisors Funds Trust
Capital Appreciation Fund - Class A
Financial Highlights
For a share outstanding during each year

	Year ended September 30, 2005	Year ended September 30, 2004	Year ended September 30, 2003	Year ended September 30, 2002	Year ended September 30, 2001
Selected Per Share Data					
Net asset value, beginning of year	$ 10.83	$ 10.50	$ 8.93	$ 8.80	$ 15.41
Income from investment operations					
Net investment (loss)	(0.26)	(0.50)	(0.41)	(0.45) (a)	(0.46) (a)
Net realized and unrealized gain (loss)	0.98	0.83	1.98	0.58 (a)	(5.79) (a)
Total from investment operations	0.72	0.33	1.57	0.13	(6.25)
Less Distributions to shareholders:					
From net realized gain	-	-	-	-	(0.36)
Total distributions	-	-	-	-	(0.36)
Net asset value, end of year	$ 11.55	$ 10.83	$ 10.50	$ 8.93	$ 8.80
Total Return (b)	6.65%	3.14%	17.58%	1.48%	-40.96%
Ratios and Supplemental Data					
Net assets, end of year (000)	$ 3,154	$ 4,935	$ 5,877	$ 6,454	$ 6,289
Ratio of expenses to average net assets	2.76%	5.00%	5.00%	5.00%	5.00%
Ratio of expenses to average net assets before waiver, reimbursement & recoveries	6.19%	4.51%	5.27%	5.88%	5.15%
Ratio of net investment (loss) to average net assets	(1.77)%	(3.97)%	(3.81)%	(4.42)%	(4.11)%
Ratio of net investment (loss) to average net assets before waiver, reimbursement & recoveries	(5.20)%	(3.48)%	(4.08)%	(5.30)%	(4.26)%
Portfolio turnover rate	396%	390%	311%	469%	674%

(a) Per share data based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns shown exclude the effect of sales load.

Eastern Point Advisors Funds Trust
Capital Appreciation Fund - Class C
Financial Highlights
For a share outstanding during each year

	Year ended September 30, 2005	Year ended September 30, 2004	Year ended September 30, 2003	Year ended September 30, 2002	Year ended September 30, 2001
Selected Per Share Data					
Net asset value, beginning of year	$ 9.85	$ 9.63	$ 8.26	$ 8.17	$ 14.44
Income from investment operations					
Net investment (loss)	(0.31)	(0.55)	(0.48)	(0.53) (a)	(0.53) (a)
Net realized and unrealized gain (loss)	0.89	0.77	1.85	0.62 (a)	(5.38) (a)
Total from investment operations	0.58	0.22	1.37	0.09	(5.91)
Less Distributions to shareholders:					
From net realized gain	-	-	-	-	(0.36)
Total distributions	-	-	-	-	(0.36)
Net asset value, end of year	$ 10.43	$ 9.85	$ 9.63	$ 8.26	$ 8.17
Total Return (b)	5.89%	2.28%	16.58%	1.10%	-41.37%
Ratios and Supplemental Data					
Net assets, end of year (000)	$ 1,634	$ 2,168	$ 609	$ 642	$ 837
Ratio of expenses to average net assets	3.48%	5.75%	5.75%	5.75%	5.75%
Ratio of expenses to average net assets before waiver, reimbursement & recoveries	6.94%	5.25%	6.02%	6.63%	5.90%
Ratio of net investment (loss) to average net assets	(2.39)%	(4.72)%	(4.67)%	(5.17)%	(4.86)%
Ratio of net investment (loss) to average net assets before waiver, reimbursement & recoveries	(5.85)%	(4.22)%	(4.83)%	(6.05)%	(5.01)%
Portfolio turnover rate	396%	390%	311%	469%	674%

(a) Per share data based on average shares outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

NOTE 1. ORGANIZATION

Eastern Point Advisors Funds Trust (the "Trust"), is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a non-diversified open-end management investment company. The Capital Appreciation Fund (formerly known as Eastern Point Advisors Twenty Fund) (the "Fund"), is a series of the Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Fund currently offers two Classes of shares ("Class A" and "Class C"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a group of 20-30 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board of Trustees. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security's true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless the shareholder requests cash distributions on his or her application or through a written request. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2005, net investment loss of $119,543 was reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Eastern Point Advisors, Inc. ("EPA" or "Advisor") as the Fund's Investment Advisor. Pursuant to the terms of the Investment Advisory Agreement, EPA shall have full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund's average daily net assets. The Advisor agreed to waive its advisory fees or reimburse other Fund expenses through October 31, 2004 so that the Fund's annual operating expenses would not exceed 5.00% for Class A shares and 5.75% for Class C shares, of the average daily net assets of the respective class. Effective November 1, 2004, the Advisor agreed to voluntarily waive its advisory fees or reimburse other Fund expenses so that the Fund's annual operating expenses would not exceed 2.50% for Class A shares and 3.25% for Class C shares, of the average daily net assets of the respective class. For the year ended September 30, 2005, the Advisor earned and waived fees of $90,853 from the Fund. For year ended September 30, 2005, the Advisor reimbursed Fund expenses of $117,339. At September 30, 2005, there was a net receivable from the Advisor in the amount of $45,992.

EPA will be entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by EPA is the sum of all fees previously waived or remitted by EPA to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to EPA with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2005 were as follows:

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Amount	To be repaid by September 30,
$ 17,786	2006
208,192	2008

Effective November 1, 2004, the Fund retained Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For those services Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets under $50 million, 0.07% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.03% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,708 per month). For the period November 1, 2004 through September 30, 2005, Unified earned $29,792 for administrative services provided to the Fund. Prior to November 1, 2004, the Fund retained Commonwealth Shareholder Services, Inc. ("CSS") as its fund administrator.

Effective November 1, 2004, the Fund also retained Unified to act as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund equal to $15.00 per shareholder (subject to a minimum monthly fee of $2,000), plus reimbursement of out-of-pocket expenses, for these transfer agency services. For the period November 1, 2004 through September 30, 2005, Unified earned fees of $31,766 for transfer agent services provided to the Fund and $15,343 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. Prior to November 1, 2004, the Fund retained Fund Services, Inc. to act as the Fund's transfer agent.

In addition, effective November 1, 2004, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's average daily net assets up to $50 million, 0.04% of the Fund's average daily net assets from $50 million to $100 million, 0.03% of the Fund's average daily net assets from $100 million to $150 million, and 0.02% of the Fund's average daily net assets over $150 million (subject to a monthly minimum fee of $2,292). For the period November 1, 2004 through September 30, 2005, Unified earned $25,208 for fund accounting services provided to the Fund. Prior to November 1, 2004, the Fund retained Commonwealth Fund Accounting to provide fund accounting services to the Fund.

The Fund retains Unified Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. Prior to December 1, 2004, Investors Capital Corporation was the distributor of the Trust's shares and First Dominion Capital Corp. was the co-underwriter and national distributor of the Trust's shares.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each "Plan") under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees at a maximum annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund's shares, including, but not limited to:

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund's shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders' reports to other than existing shareholders of the Fund.

The shareholder servicing fee shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund's shareholders.

For the year ended September 30, 2005, Class A incurred 12b-1 expenses of $10,124 and Class C incurred 12b-1 expenses of $20,068. As of September 30, 2005, the Fund owed the Distributor $8,413 for 12b-1 expenses.

NOTE 4. INVESTMENTS

For the year ended September 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	
U.S. Government Obligations	$ -
Other	23,182,706
Sales	
U.S. Government Obligations	$ -
Other	26,023,067

As of September 30, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 553,882
Gross (Depreciation)	(253,687)
Net Appreciation on Investments	$ 300,195

At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $4,563,807.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2005, Pershing, LLC ("Pershing") held 38.58% of Class A's shares in omnibus accounts for the benefit of others. As a result, Pershing may be deemed to control the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARDS

At September 30, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,571,681 which will expire September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid by the Fund for the years ended September 30, 2005 or 2004.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(2,571,681)
Unrealized appreciation	300,195
Distributable earnings	$(2,271,486)

NOTE 9. ACQUISITION OF ASSETS

Effective November 7, 2003, substantially all of the assets and stated liabilities of the Avalon Capital Appreciation Fund ("Acquired Fund") were transferred to the Fund ("Acquiring Fund") as part of an Agreement and Plan of Reorganization between Avalon and the Fund. Avalon shareholders received Class C shares of the Fund in exchange for their Avalon shares. No gain or loss for federal income tax purposes was recognized on the exchange. The details of the acquisition are as follows:

	Eastern Point Advisors Twenty Fund Class C	Avalon Capital Appreciation Fund	Eastern Point Advisors Twenty Fund Class C Merged Assets
Net Assets …………….	$ 648,614	$ 2,852,062 *	$ 3,500,676
Share Outstanding ……	63,337	278,522	341,859
Net Assets Value Per Share ………………	$ 10.24	$ 10.24	$ 10.24

*includes unrealized appreciation of $955,613 and a capital loss carryforward of $1,887,033 which the Fund may use to offset future gains.

NOTE 9. SUBSEQUENT EVENT

Subsequent to shareholder approval, Dividend Growth Advisors, LLC ("DGA") replaced EPA as the investment advisor to the Fund effective October 19, 2005. Pursuant to the terms of the Investment Advisory Agreement, DGA shall have full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay DGA a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. DGA agreed to waive its advisory fees or reimburse other Fund expenses through September 30, 2006 so that the Fund's annual operating expenses will not exceed 1.65% for Class A shares and 2.75% for Class C shares, of the average daily net assets of the respective class.

At a Board of Trustees meeting of the Trust held on September 30, 2005, the Board approved the merger of the Fund into the Eastern Point Rising Dividend Growth Fund, subject to approval by shareholders at a shareholder meeting to be held in the first quarter of 2006. Eastern Point Advisors Funds Trust changed its name, effective November 1, 2005, to Dividend Growth Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Eastern Point Advisors Funds Trust
Bluffton, South Carolina

We have audited the accompanying statement of assets and liabilities of the Capital Appreciation Fund (formerly Eastern Point Advisors Twenty Fund), a series of shares of Eastern Point Advisors Fund Trust, including the schedule of investments, as of September 30, 2005, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Fund as of September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, L

Philadelphia, Pennsylvania
November 4, 2005

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees

Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (60) 4187 Natale Dr. Venice, FL 34293	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	2	None
Earl L. Mason (58) 5 Covey Rise 4105 Spring Island Okatie, SC 29909	Independent Trustee	Indefinite. Since August, 2005	Chairman, Computer Horizons and Director since 1999; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	2	None
William Thomas Smith, Jr. (58) 1325 Peachtree Street, #902 Atlanta, GA 30309	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	2	Director, NextEstate Communications from 2000 to present; Director, KnowledgeStorm Inc. from 2001 to present; Director, Market Velocity from 2001 to present; Director, iKobo Inc. from 2004 to present; Director, Juniper Financial from June, 2000 to 2004.

Interested Trustee and Principal Officers

Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee/ Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr. * (58) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Interested Trustee, President, Chairman, Chief Compliance Officer	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, the sub-advisor to the Rising Dividend Growth Fund, since June 1, 2004. Prior thereto, Mr. Shaver was President and Chief Compliance Officer and a registered representative of GoldK Investment Services, Inc. from April 2000 until May 2004. Director of Investors Capital.	2	Trustee, Andover Newton Theological School. Trustee, Thayer Academy.
Jere E. Estes (63) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Treasurer, Principal Accounting Officer	Indefinite. Since August, 2005	Director of Research, Senior Portfolio Manager Dividend Growth Advisors since April 1, 2004. Prior thereto, Mr. Estes was Chief Investment Officer Bryn Mawr Trust Company from June 1, 1999 to March 31, 2004.	2	None
William Allin (58) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer Greenwood Capital September 1, 1989 to June 30, 2001.	2	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.

*Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the sub-advisor to the Fund.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF ADVISORY ARRANGEMENTS

The Board of Trustees of the Trust approved new investment advisory arrangements for the Fund at an in-person Board Meeting held on August 5, 2005.

Information Received by the Board of Trustees. In connection with the meeting, the Board of Trustees, including the Independent Trustees, received materials specifically relating to the New Investment Advisory Agreement. With respect to the approval of the New Investment Advisory Agreement, these materials included: (1) Schedule of current investment advisory, 12b-1 and shareholder servicing fees; (2) Materials analyzing the Fund's advisory fees, total expense ratios and performance as compared to comparable mutual funds and to industry averages; (3) A copy of Part II of Form ADV for DGA; (4) A copy of DGA's Code of Ethics; (5) Annual Report and Certification of Code of Ethics from DGA; (6) Balance Sheet and Income Statement of DGA; (7) Summary Report on Brokerage Execution; and (8) Assets currently under management and the types of other accounts managed by DGA. Members of management of DGA were present at the meeting to respond to questions from the Trustees.

In considering the New Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does

not detail all the matters considered. The Independent Trustees of the Board also met in executive session to deliberate on the merits of the proposal to retain DGA as the new investment adviser to the Fund. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Investment Advisory Agreement included the following specific factors:

Benefits to Shareholders. The Board of Trustees, including the Independent Trustees, considered the benefits to shareholders of investing in the Fund.

Nature and Quality of Advisory Services. The Board of Trustees, including the Independent Trustees, reviewed the proposed management of the Fund's portfolio and the Fund's investment objective and discipline. The Board acknowledged that there would be different portfolio managers for the Fund than currently but noted that the proposed portfolio managers were experienced equity managers and are the same individuals that manage the Rising Dividend Growth Fund, the second series of the Trust.

Nature and Quality of Other Services. The Board of Trustees, including the Independent Trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by DGA under the New Investment Advisory Agreement. The Board of Trustees, including the Independent Trustees, also considered the nature and extent of DGA's intended supervision of third party service providers, principally the fund administrator, fund accounting services agent, transfer agent, dividend-paying agent and custodian. The Board also noted that these service providers had substantial experience and that DGA had indicated that it had intended to retain these service providers. The Board, while acknowledging that DGA had no prior experience in serving as an investment adviser to a mutual fund, took note of the fact that DGA has personnel with extensive mutual fund management experience.

Fees and Expenses. The Board of Trustees, including the Independent Trustees, considered the Fund's expense ratios, and expense ratios of peer groups of funds. The Board also considered the amount and nature of fees paid by shareholders, as well as the level of fees paid to other advisers for managing similar mutual funds.

The Board noted the proposed reduction in the advisory fee to be paid with respect to the Fund under the New Investment Advisory Agreement. The Board noted that the reduction was substantial (fee reduced from 1.50% to 0.75%) and that the new reduced fee put the Fund at the median of its peer group. The Board then looked at the expense ratio of the Fund and at the new expense limitation arrangement that DGA has agreed to enter into with respect to the Fund. The Board noted that the expense limitation arrangement was substantially more favorable to shareholders than the existing expense limitation arrangement.

Performance. The Board considered the performance of the Fund over the one-year, three-year, five-year, and since inception periods and the Fund's performance as compared to its peer group and benchmark indices.

With respect to the Fund, the Board considered that its performance, particularly over the preceding one-year period, had substantially trailed its benchmark index as well as the median for its peer group. The Board also took note of the fact that the Fund had declined from a four star fund to a one star fund (as rated by Morningstar) in less than a one-year period.

Profitability. The Board of Trustees, including the Independent Trustees, considered the issue of DGA's profitability with respect to the management of the Fund. In reviewing the Fund's costs, the Board considered that DGA will, at least for the immediate future, be losing money in managing the Fund until the Fund's assets grow. The Trustees concluded therefore, that it was premature to consider the issue of DGA's profitability given that until the Fund has grown in size, the Fund will be subsidized by DGA, as described above. The Board also considered that it would be able to review the profitability levels of DGA annually during its yearly review of the Fund's advisory arrangements to ensure that DGA's fees remained fair and reasonable and that its profits for managing the Fund were not excessive.

Economies of Scale. The Board of Trustees, including the Independent Trustees, determined that given

PROXY VOTING

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC's website at http://www.sec.gov.

OFFICERS
C. Troy Shaver, Jr., President and Chief Compliance Officer
Jere E. Estes, Treasurer and Principal Accounting Officer
William Allin, Secretary

INVESTMENT ADVISOR
Dividend Growth Advisors, LLC
108 Traders Cross, Suite 105
Bluffton, South Carolina 29910

DISTRIBUTOR
Unified Financial Securities, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102-1732

LEGAL COUNSEL
Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, Connecticut 06880

CUSTODIAN
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Performance Review for the Year Ended September 30, 2005

Fund performance trailed the S&P 500 for the year ended September 30, 2005. The Fund was up 6.36% and the S&P was up 12.24% over the last 12 months. Much of the underperformance can be traced to our market weight in the financial services sector in general and more specifically to the financial reporting difficulties at one of the companies, Doral Financial. Investors seemed to focus on rising interest rates, pressure on net interest margins, the bringing back into earnings of loan loss reserves that were considered to be more than needed in the current credit quality environment, and the competitiveness of the deposit and loan markets as reasons to put selling pressure on the industry's equities. Additionally, Doral Financial had accounting issues that required it to pull its 2004 annual report for the purpose of restating earnings for 2004 and previous years. As of the end of September, revised statements had not been issued. The Fund has sold its position in this company.

On a more positive note, the Fund's investment in Master Limited Partnerships (MLPs) had a positive affect on overall performance. The Fund uses MLPs as bond substitutes now providing a current yield in excess of 6%. The MLPs are part of the infrastructure that makes up the energy industry. Among the functions they provide are pipeline, storage, and separation services for which they receive a fee. They generally do not take title to the product. Therefore, fairly minimal commodity price risk exists. In the past, they have been able to raise distributions to unit holders as they have added assets to operations. This feature has attracted investor attention and some appreciation has occurred.

The Fund's investment policy requires that common stocks owned must have a history of ten or more years of dividend increases with an average rate of increase of at least 10%. This creates an investable universe of approximately 170 companies. Two sectors, which generally have not met the dividend requirements, are the oil and utility sectors. Both have had good market performance over the past year. Oil has benefited from strong product pricing, which has been converted into substantial earnings increases which in turn have supported higher stock prices. The other major sector that generally does not meet the Fund's dividend requirement is Technology. The Fund had no technology investments in the last year.

Outlook

It is our view that the economy will begin to slow as it deals with the cost of energy and other raw materials, higher interest rates, the perceived housing "bubble," federal budget deficits, trade deficits, the aftermath of the hurricane season, and the threat of terrorist attacks. Such an environment may keep the stock market in a fairly narrow trading range. If this is the case, we believe that investors will come to appreciate the role of dividends in total return. We feel that companies that have been able to increase dividends over a long period of time have shown the ability to manage through both good and less than optimal economic environments. The following companies have increased their dividends for at least 25 consecutive years through a wide range of business conditions: Procter & Gamble, Johnson & Johnson, Pfizer, Mine Safety Appliances, BB&T, Leggett & Platt, Abbott Labs, Fifth Third, Archer Daniels Midland, General Electric, McDonalds, and Pentair. These companies, and the others in the portfolio, have had the experience of working through less than ideal economic conditions.

In conclusion, we feel that the economic environment over the next four quarters will be more difficult than those of the last four years. This should favor our high quality companies. The rising dividends of the companies in the portfolio will help to support stock prices and total return.

Investment Results

Average Annual Total Returns (for the periods ended September 30, 2005)	One Year	Since Commencement of Fund Operations (March 23, 2004)
Rising Dividend Growth Fund - Class A*	6.36%	6.71%
Rising Dividend Growth Fund - Class A (after deduction of sales load)**	0.26%	2.69%
S & P 500 Index**	12.24%	9.84%

Average Annual Total Returns (for the periods ended September 30, 2005)	Three Months	Since Commencement of Fund Operations (April 14, 2005)
Rising Dividend Growth Fund - Class C*	-0.36%	3.57%
Rising Dividend Growth Fund - Class C (after deduction of sales load and redemption fee)**	-1.36%	2.54%
S & P 500 Index**	3.60%	6.63%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.divgrowthadvisors.com.

* *Return figures reflect any change in price per share and assume the reinvestment of all distributions.*
*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.*
** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized

directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.



Growth of $10,000 Investment in the Rising Dividend Growth Fund - Class A and the S&P 500 Index
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Value
Commencement of
Fund Operations 3/18/04
Rising Dividend Growth Fund - Class A - $10,418
S&P 500 Index - $11,537
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Date



Growth of $10,000 Investment in the Rising Dividend Growth Fund - Class C and the S&P 500 Index
10,800
10,700
10,600
10,500
10,400
10,300
10,200
10,100
10,000
9,900
9,800
Value
Commencement of
Fund Operations 4/14/05
Rising Dividend Growth Fund - Class C - $10,357
S&P 500 Index - $10,663
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Date

Fund Holdings – (Unaudited)


Rising Dividend Growth Fund Holdings as of September 30, 2005 [1]
Common Stocks - Market Caps Above $1 Billion 85.69%
Common Stocks - Market Caps Below $1 Billion 3.92%
Money Market Securities 11.92%
Liabilities in excess of cash and other assets (1.53)%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

[1] As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund's Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges or redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2005 for Class A shares and April 14, 2005 (commencement of operations) for Class C shares, and held for the period ended September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and contingent deferred sales charges or redemption fees. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charges and redemption fees imposed by the Fund would increase your expenses.

Rising Dividend Growth Fund Class A	**Beginning Account Value April 1, 2005**	**Ending Account Value September 30, 2005**	**Expenses Paid During Period* April 1, 2005 - September 30, 2005**
Actual	$ 1,000.00	$ 1,027.03	$ 8.39
Hypothetical**	$ 1,000.00	$ 1,016.79	$ 8.34
Rising Dividend Growth Fund Class C	**Beginning Account Value April 14, 2005*** **	**Ending Account Value September 30, 2005**	**Expenses Paid During Period April 14, 2005 - September 30, 2005**
Actual****	$ 1,000.00	$ 1,035.74	$ 12.95
Hypothetical*****	$ 1,000.00	$ 1,011.28	$ 13.87

*Expenses are equal to the Fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**Assumes a 5.00% return before expenses.

***Commencement of Class C shares.

****Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 169/365 (to reflect the period since commencement of operations).

***** Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2005

Common Stocks - 89.61%	Shares	Value
Aircraft Engines & Engine Parts - 2.14%		
United Technologies Corp.	16,100	$ 834,624
Accident & Health Insurance - 2.09%		
Aflac, Inc.	18,000	815,400
Construction Machinery & Equipment - 4.51%		
Caterpillar, Inc.	30,000	1,762,500
Crude Petroleum & Natural Gas - 2.57%		
Enterprise Products Partners, LP	39,800	1,002,164
Electromedical & Electrotherapeutic Apparatus - 2.28%		
Medtronic, Inc.	16,600	890,092
Electronic & Other Electrical Equipment - 4.05%		
General Electric Co.	47,000	1,582,490
Fats & Oils - 1.58%		
Archer Daniels Midland Co.	25,000	616,500
Food and Kindred Products - 2.66%		
Conagra Foods, Inc.	42,000	1,039,500
Footware - 0.81%		
Wolverine World Wide, Inc.	15,000	315,750
Household Furniture - 1.55%		
Leggett & Platt, Inc.	30,000	606,000
Industrial Inorganic Chemicals - 0.86%		
Praxair, Inc.	7,000	335,510
Industrial Instruments for Measurement, Display, and Control - 3.02%		
Roper Industries, Inc.	30,000	1,178,700
Investment Advice - 1.72%		
Eaton Vance Corp.	27,000	670,140
Motors & Generators - 1.61%		
Franklin Electric Co., Inc.	15,200	629,128
National Commercial Banks - 15.91%		
Bank of America Corp.	26,000	1,094,600
BB&T Corp.	25,500	995,775
Citigroup, Inc.	24,400	1,110,688
Compass Bancshares, Inc.	10,200	467,466
U.S. Bancorp	46,800	1,314,144
Wells Fargo & Co.	21,000	1,229,970
		6,212,643
Natural Gas Transmission - 5.30%		
Energy Transfer Partners, LP	12,200	426,634
Kinder Morgan Energy Partners, LP	31,000	1,638,350
Northern Border Partners, LP	9,000	430,650
		2,495,634

Common Stock - 89.61% - continued	Shares	Value
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.88%		
Mine Safety Appliance Co.	19,000	$ 735,300
Pharmaceutical Preparations - 7.82%		
Abbott Laboratories	30,000	1,272,000
Johnson & Johnson	11,200	708,736
Pfizer, Inc.	43,000	1,073,710
		3,054,446
Pipe Lines (No Natural Gas) - 9.44%		
Enbridge Energy Partners, LP	14,000	779,240
Magellan Midstream Partners, LP	29,800	1,021,246
Plains All American Pipeline, LP	23,000	980,490
Sunoco Logistics Partners, LP	23,400	904,410
		3,685,386
Retail - Eating Places - 2.45%		
McDonald's Corp.	28,600	957,814
Retail - Lumber & Other Building Materials Dealers - 2.05%		
The Home Depot, Inc.	21,000	800,940
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.98%		
Procter & Gamble Co.	13,000	772,980
Special Industry Machinery (No Metalworking Machinery) - 2.24%		
Pentair, Inc.	24,000	876,000
State Commercial Banks - 4.24%		
Fifth Third Bancorp	25,100	921,923
State Street Corp.	15,000	733,800
		1,655,723
Surgical & Medical Instruments & Apparatus - 1.75%		
Arrow International, Inc.	24,200	682,440
Wholesale - Groceries & Related Products - 2.01%		
Sysco Corp.	25,000	784,250
TOTAL COMMON STOCKS (Cost $33,283,770)		34,992,054
Money Market Securities - 11.92%		
Huntington Money Market Fund - Investment Shares, 2.82% (a)	4,654,625	4,654,625
TOTAL MONEY MARKET SECURITIES (Cost $4,654,625)		4,654,625
TOTAL INVESTMENTS (Cost $37,938,395) - 101.53%		$ 39,646,679
Liabilities in excess of cash and other assets - (1.53)%		(598,967)
TOTAL NET ASSETS - 100.00%		$ 39,047,712

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2005.

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2005

Assets	
Investments in securities, at value (cost $37,938,395)	$ 39,646,679
Interest receivable	7,629
Dividends receivable	52,063
Receivable for fund shares sold	123,709
Receivable from advisor	118,786
Prepaid expenses	12,059
Total assets	39,960,925
Liabilities	
Cash overdraft	116,443
Payable for fund shares redeemed	38,352
Payable for investments purchased	506,400
Income distribution payable	11,418
Accrued 12b-1 fees	69,123
Accrued expenses	171,477
Total liabilities	913,213
Net Assets	$ 39,047,712
Net Assets consist of:	
Paid in capital	$ 37,383,782
Distribution in excess of net investment income	(49,166)
Accumulated net realized gain on investments	4,812
Net unrealized appreciation on investments	1,708,284
Net Assets	$ 39,047,712
Class A:	
Net Assets	$ 38,167,361
Shares outstanding (unlimited number of shares authorized)	3,515,770
Net Asset Value per share	$ 10.86
Maximum offering price per Class A share ($10.86 / 94.25%)	$ 11.52
Minimum redemption price per share ($10.86 * 99.0%)	$ 10.75
Class C:	
Net Assets	$ 880,351
Shares outstanding (unlimited number of shares authorized)	80,971
Net Asset Value and offering price per share	$ 10.87
Minimum redemption price per share ($10.87 * 99.0%)	$ 10.76

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund
Statement of Operations
For the year ended September 30, 2005

Investment Income		
Dividend income (a)	$	488,719
Interest income		36,614
Total Income		525,333
Expenses		
Investment advisory fees		222,243
Legal expenses		250,425
12b-1 fees (Class A - $147,208; Class C - $1,978)		149,186
Transfer agent expenses		86,676
Printing expenses		37,203
Administration expenses		35,107
Registration expenses		31,398
Fund accounting expenses		29,001
Auditing expenses		21,627
Custodian expenses		17,351
Miscellaneous expenses		13,504
Trustee expenses		4,276
Pricing expenses		3,203
Insurance expenses		2,764
Total Expenses		903,964
Waived and/or reimbursed expenses (b)		(411,979)
Net operating expenses		491,985
Net Investment Income		33,348
Realized & Unrealized Gain		
Net realized gain on investment securities		4,812
Change in unrealized appreciation (depreciation) on investment securities		1,212,844
Net realized and unrealized gain on investment securities		1,217,656
Net increase in net assets resulting from operations	$	1,251,004

(a) Dividend income is net of $374,278 of Return of Capital Distributions from Master Limited Partnerships.
(b) See Note 3 in the Notes to the Financial Statements.

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Year ended September 30, 2005	Period ended September 30, 2004 (a)
Operations		
Net investment income	$ 33,348	$ 69,396
Net realized gain (loss) on investment securities	4,812	27,272
Change in unrealized appreciation (depreciation)	1,212,844	495,439
Net increase in net assets resulting from operations	1,251,004	592,107
Distributions		
From net investment income, Class A	(33,266)	(69,396)
From net investment income, Class C	(82)	-
From net realized gains, Class A	(25,859)	(1,413)
From return of capital distributions, Class A	(322,066)	-
From return of capital distributions, Class C	(791)	-
Distributions in excess of net investment income, Class A	(49,046)	-
Distributions in excess of net investment income, Class C	(120)	-
Total distributions	(431,230)	(70,809)
Capital Share Transactions (b)		
Proceeds from shares sold		
Class A	22,804,522	19,359,071
Class C	921,983	-
Reinvestment of distributions		
Class A	394,785	66,664
Class C	776	-
Amount paid for shares redeemed		
Class A	(5,581,556)	(226,158)
Class C	(33,447)	-
Net increase in net assets resulting from share transactions	18,507,063	19,199,577
Total Increase in Net Assets	19,326,837	19,720,875
Net Assets		
Beginning of year	19,720,875	-
End of year	$ 39,047,712	$ 19,720,875
Accumulated undistributed net investment income included in net assets	$ -	$ -
Capital Share Transactions - A Shares (b)		
Shares sold	2,086,752	1,920,783
Shares issued in reinvestment of distributions	36,235	6,421
Shares redeemed	(512,482)	(21,939)
Net increase from capital share transactions	1,610,505	1,905,265
Capital Share Transactions - C Shares (b)		
Shares sold	84,035	-
Shares issued in reinvestment of distributions	72	-
Shares redeemed	(3,136)	-
Net increase from capital share transactions	80,971	-

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.
(b) See Note 1 in the Notes to the Financial Statements.

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period

	Year ended September 30, 2005		Period ended September 30, 2004 (a)	
Selected Per Share Data				
Net asset value, beginning of period	$	10.35	$	10.00
Income from investment operations				
Net investment income		0.01		0.04
Net realized and unrealized gain		0.65		0.35
Total from investment operations		0.66		0.39
Less Distributions to shareholders:				
From net investment income		(0.01)		(0.04)
From net realized gain		(0.01)		- (b)
From tax return of capital		(0.13)		-
Total distributions		(0.15)		(0.04)
Net asset value, end of period	$	10.86	$	10.35
Total Return (c)		6.36%		3.92% (d)
Ratios and Supplemental Data				
Net assets, end of period (000)	$	38,167	$	19,721
Ratio of expenses to average net assets		1.65%		1.65% (e)
Ratio of expenses to average net assets before waiver, reimbursement & recoveries		3.04%		2.30% (e)
Ratio of net investment income to average net assets		0.12%		1.19% (e)
Ratio of net investment income (loss) to average net assets before waiver, reimbursement & recoveries		(1.27)%		0.54% (e)
Portfolio turnover rate		48.91%		36.29%

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.
(b) Less than $0.01 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Return shown excludes effect of sales load.
(d) Not annualized.
(e) Annualized.

Eastern Point Advisors Funds Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during the period

		Period ended September 30, 2005 (a)
Selected Per Share Data		
Net asset value, beginning of period	$	10.51
Income from investment operations		
Net investment income (loss)		- (b)
Net realized and unrealized gain		0.38
Total from investment operations		0.38
Less distributions to shareholders:		
From net investment income		- (b)
From net realized gain		-
From tax return of capital		(0.02)
Total distributions		(0.02)
Net asset value, end of period	$	10.87
Total Return (c)		3.57% (d)
Ratios and Supplemental Data		
Net assets, end of period (000)	$	880
Ratio of expenses to average net assets		2.75% (e)
Ratio of expenses to average net assets before waiver, reimbursement & recoveries		3.59% (e)
Ratio of net investment (loss) to average net assets		(1.02)% (e)
Ratio of net investment (loss) to average net assets before waiver, reimbursement & recoveries		(1.86)% (e)
Portfolio turnover rate		48.91%

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Return shown excludes effect of sales load.
(d) Not annualized.
(e) Annualized.

NOTE 1. ORGANIZATION

Eastern Point Advisors Funds Trust (the "Trust"), is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a non-diversified open-end management investment company. Rising Dividend Growth Fund (the "Fund"), established March 18, 2004, is a non-diversified series of shares of the Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005. The Fund currently offers two Classes of shares ("Class A" and "Class C"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board of Trustees. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security's true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and distributions from Master Limited Partnerships ("MLPs") are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund's investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP's K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless the shareholder requests cash distributions on his or her application or through a written request. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Additionally, the Fund may pay out tax return of capital distributions associated with its MLP investments, directly to its shareholders. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Eastern Point Advisors, Inc. (the "Advisor") as the Fund's Investment Advisor. Pursuant to the terms of the Investment Advisory Agreement, the Advisor shall have full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Advisor has entered into a sub-advisory agreement with Dividend Growth Advisors, LLC (the "Sub-Advisor") to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and investment guidelines established by the Advisor. The investment recommendations of the Sub-Advisor are subject to the review and approval of the Advisor (acting under the supervision of the Trust's Board of Trustees). The Advisor, from its advisory fee, pays the Sub-Advisor up to 0.35% of the advisory fee received from the Fund. The Advisor has also voluntarily agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund's annual operating expenses will not exceed 1.65% for Class A shares and 2.75% for Class C shares, of the average daily net assets of the respective class. For the year ended September 30, 2005, the Advisor earned and waived fees of $222,243 from the Fund. For the year ended September 30, 2005, the Advisor reimbursed Fund expenses of $189,736. At September 30, 2005, there was a net receivable from the Advisor in the amount of $118,786.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor will be entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2005 were as follows:

Amount	To be repaid by September 30,
$ 38,057	2007
411,979	2008

Effective November 1, 2004, the Fund retained Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For those services Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets under $50 million, 0.07% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.03% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,083 per month; with the additional share class, minimum is $2,708 per month). For the period November 1, 2004 through September 30, 2005, Unified earned $30,442 for administrative services provided to the Fund. Prior to November 1, 2004, the Fund retained Commonwealth Shareholder Services, Inc. ("CSS") as its fund administrator.

Effective November 1, 2004, the Fund also retained Unified to act as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund equal to $15.00 per shareholder (subject to a minimum monthly fee of $1,250; with the additional share class, the minimum is $2,000 per month), plus reimbursement of out-of-pocket expenses, for these transfer agency services. For the period November 1, 2004 through September 30, 2005, Unified earned fees of $20,436 for transfer agent services provided to the Fund and $57,104 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. Prior to November 1, 2004, the Fund retained Fund Services, Inc. to act as the Fund's transfer agent.

In addition, effective November 1, 2004, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's average daily net assets up to $50 million, 0.04% of the Fund's average daily net assets from $50 million to $100 million, 0.03% of the Fund's average daily net assets from $100 million to $150 million, and 0.02% of the Fund's average daily net assets over $150 million (subject to a monthly minimum fee of $1,667; with the additional share class, the minimum is $2,292 per month). For the period November 1, 2004 through September 30, 2005, Unified earned $27,083 for fund accounting services provided to the Fund. Prior to November 1, 2004, the Fund retained Commonwealth Fund Accounting to provide fund accounting services to the Fund.

The Fund retains Unified Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. Prior to December 1, 2004, Investors Capital Corporation was the distributor of the Trust's shares.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each "Plan") under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees at a maximum annual rate of 0.50% of the average daily net assets of the Class A shares, including a 0.25% shareholder services fee, and 1.00% of the average daily net assets of the Class C shares, including a 0.25% shareholder services fee. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund's shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund's shares, payments made for the preparation, printing and distribution of advertisements, and sales literature, and payments made for printing and distributing prospectuses and shareholders' reports to other than existing shareholders of the Fund.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund's shareholders.

For the year ended September 30, 2005, Class A incurred 12b-1 expenses of $147,208 and Class C incurred 12b-1 expenses of $1,978. As of September 30, 2005, the Fund owed the Distributor $69,123 for 12b-1 expenses.

NOTE 4. INVESTMENTS

For the year ended September 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	
U.S. Government Obligations	$ -
Other	28,104,109
Sales	
U.S. Government Obligations	$ -
Other	13,390,889

As of September 30, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 2,554,225
Gross (Depreciation)	(895,107)
Net Appreciation on Investments	$ 1,659,118

At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $37,987,561.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2005, Pershing, LLC ("Pershing") held 53.30% of Class A's shares and 66.50% of Class C's shares in omnibus accounts for the benefit of others. As a result, Pershing may be deemed to control the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended September 30, 2005, the Fund paid quarterly distributions of net investment income totaling $0.0391 per share to Class A shareholders of which $0.0111 related to short-term capital gains, and $0.0032 to Class C shareholders. Return of capital distributions were also paid quarterly and totaled $0.1095 per share to Class A shareholders and $0.0124 to Class C shareholders.

The tax character of distributions paid during the fiscal year ended September 30, 2005 and the period ended September 30, 2004 is as follows:

	2005	2004
Ordinary income	$ 108,373	$ 70,809
Return of capital distributions	322,857	-
Total distributions paid	$ 431,230	$ 70,809

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Ordinary income	4,812
Unrealized appreciation	1,659,118
Distributable earnings	$ 1,663,930

NOTE 8. SUBSEQUENT EVENT

Subsequent to shareholder approval, Dividend Growth Advisors, LLC ("DGA") replaced EPA as the investment advisor to the Fund effective October 19, 2005. Pursuant to the terms of the Investment Advisory Agreement, DGA shall have full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay DGA a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. DGA agreed to waive its advisory fees or reimburse other Fund expenses through September 30, 2006 so that the Fund's annual operating expenses will not exceed 1.65% for Class A shares and 2.75% for Class C shares, of the average daily net assets of the respective class.

At a Board of Trustees meeting of the Trust held on September 30, 2005, the Board approved the merger of the Eastern Point Capital Appreciation Fund into the Rising Dividend Growth Fund, subject to approval by shareholders at a shareholder meeting to be held in the first quarter of 2006. Eastern Point Advisors Funds Trust changed its name, effective November 1, 2005, to Dividend Growth Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Eastern Point Advisors Funds Trust
Bluffton, South Carolina

We have audited the accompanying statement of assets and liabilities of the Rising Dividend Growth Fund, a series of shares of Eastern Point Advisors Funds Trust, including the schedule of investments, as of September 30, 2005, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period March 18, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rising Dividend Growth Fund as of September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period March 18, 2004 to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, L

Philadelphia, Pennsylvania
November 4, 2005

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees					
Name, Address & Age	**Position(s) Held with the Trust**	**Term of Office & Length of Time Served**	**Principal Occupation(s) During Past 5 Years**	**Funds Overseen by Trustee**	**Other Trustee/ Directorships Held by Trustee**
Roger B. Rainville (60) 4187 Natale Dr. Venice, FL 34293	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	2	None
Earl L. Mason (58) 5 Covey Rise 4105 Spring Island Okatie, SC 29909	Independent Trustee	Indefinite. Since August, 2005	Chairman, Computer Horizons and Director since 1999; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	2	None
William Thomas Smith, Jr. (58) 1325 Peachtree Street, #902 Atlanta, GA 30309	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	2	Director, NextEstate Communications from 2000 to present; Director, KnowledgeStorm Inc. from 2001 to present; Director, Market Velocity from 2001 to present; Director, iKobo Inc. from 2004 to present; Director, Juniper Financial from June, 2000 to 2004.

Interested Trustee and Principal Officers					
Name, Address & Age	**Position(s) Held with the Trust**	**Term of Office & Length of Time Served**	**Principal Occupation(s) During Past 5 Years**	**Funds Overseen by Trustee/ Officer**	**Other Trustee/ Directorships Held by Trustee**
Charles Troy Shaver, Jr. * (58) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Interested Trustee, President, Chairman, Chief Compliance Officer	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, the sub-advisor to the Rising Dividend Growth Fund, since June 1, 2004. Prior thereto, Mr. Shaver was President and Chief Compliance Officer and a registered representative of GoldK Investment Services, Inc. from April 2000 until May 2004. Director of Investors Capital.	2	Trustee, Andover Newton Theological School. Trustee, Thayer Academy.
Jere E. Estes (63) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Treasurer, Principal Accounting Officer	Indefinite. Since August, 2005	Director of Research, Senior Portfolio Manager Dividend Growth Advisors since April 1, 2004. Prior thereto, Mr. Estes was Chief Investment Officer Bryn Mawr Trust Company from June 1, 1999 to March 31, 2004.	2	None

William Allin (58) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer Greenwood Capital September 1, 1989 to June 30, 2001.	2	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.

*Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the sub-advisor to the Fund.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF ADVISORY ARRANGEMENTS

The Board of Trustees of the Trust approved new investment advisory arrangements for the Fund at an in-person Board Meeting held on August 5, 2005.

Information Received by the Board of Trustees. In connection with the meeting, the Board of Trustees, including the Independent Trustees, received materials specifically relating to the New Investment Advisory Agreement. With respect to the approval of the New Investment Advisory Agreement, these materials included: (1) Schedule of current investment advisory, sub-advisory, 12b-1 and shareholder servicing fees; (2) Materials analyzing the Fund's advisory fees, total expense ratios and performance as compared to comparable mutual funds and to industry averages; (3) A copy of Part II of Form ADV for DGA; (4) A copy of DGA's Code of Ethics; (5) Annual Report and Certification of Code of Ethics from DGA; (6) Balance Sheet and Income Statement of DGA; (7) Summary Report on Brokerage Execution; and (8) Assets currently under management and the types of other accounts managed by DGA. Members of management of DGA were present at the meeting to respond to questions from the Trustees.

In considering the New Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. The Independent Trustees of the Board also met in executive session to deliberate on the merits of the proposal to retain DGA as the new investment adviser to the Fund. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Investment Advisory Agreement included the following specific factors:

Benefits to Shareholders. The Board of Trustees, including the Independent Trustees, considered the benefits to shareholders of investing in the Fund.

Nature and Quality of Advisory Services. The Board of Trustees, including the Independent Trustees, reviewed the proposed management of the Fund's portfolio and the Fund's investment objective and discipline. The Board noted that the portfolio managers for the Fund would remain the same as currently.

Nature and Quality of Other Services. The Board of Trustees, including the Independent Trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by DGA under the New Investment Advisory Agreement. The Board of Trustees, including the Independent Trustees, also considered the nature and extent of DGA's intended supervision of third party service providers, principally the fund administrator, fund accounting services agent, transfer agent, dividend-paying agent and custodian. The Board also noted that these service providers had substantial experience

and that DGA had indicated that it had intended to retain these service providers. The Board, while acknowledging that DGA had no prior experience in serving as an investment adviser to a mutual fund, took note of the fact that DGA has personnel with extensive mutual fund management experience.

Fees and Expenses. The Board of Trustees, including the Independent Trustees, considered the Fund's expense ratios, and expense ratios of peer groups of funds. The Board also considered the amount and nature of fees paid by shareholders, as well as the level of fees paid to other advisers for managing similar mutual funds.

The Board considered the fact that the investment advisory fee would remain the same as under the current advisory arrangements. The Board noted that the investment advisory fee for the Fund was close to the median of its peer group for the Fund's Class A shares while being considerably lower than the median of its peer group for the Fund's Class C shares. The Board considered the expense ratio of the Fund and compared it to those of its peers. The Board noted that DGA agreed to reimburse expenses for the Fund at the same level as was being done by EPA, the former adviser. The Board noted that the Fund's expenses, even as subsidized, were still higher than the median of its peer group. However, the Board noted that Fund assets were growing and that with such growth it was anticipated that the Fund's expenses would, as a result of such growth, be expected to become lower in the future.

In addition, the Board noted the proposed reduction in the 12b-1 fee from 0.50% to 0.40% on an annual basis with respect to the Class A shares of the Rising Fund.

Performance. The Board considered the performance of the Fund over the one-year and since inception periods and the Fund's performance as compared to its peer group and benchmark indices.

The Board in reviewing the performance of the Fund considered the fact that the Fund had significantly outperformed its benchmark index and that it also had exceeded the median of its peer group over the preceding one-year period.

Profitability. The Board of Trustees, including the Independent Trustees, considered the issue of DGA's profitability with respect to the management of the Fund. In reviewing the Fund's costs, the Board considered that DGA will, at least for the immediate future, be losing money in managing the Fund until the Fund's assets grow. The Trustees concluded therefore, that it was premature to consider the issue of DGA's profitability given that until the Fund has grown in size, the Fund will be subsidized by DGA, as described above. The Board also considered that it would be able to review the profitability levels of DGA annually during its yearly review of the Fund's advisory arrangements to ensure that DGA's fees remained fair and reasonable and that its profits for managing the Fund were not excessive.

Economies of Scale. The Board of Trustees, including the Independent Trustees, determined that given the small asset size of the Fund, it was not relevant at this time to consider economies of scale as a factor in its considerations.

The Trustees reviewed the proposed New Investment Advisory Agreement between the Trust, with respect to the Fund, and DGA, copies of which were handed out at the meeting.

Conclusion. Based on its evaluation of all material factors, and after full and deliberate consideration, the Board of Trustees, including the Independent Trustees, voting separately, unanimously concluded that the proposed new investment advisory arrangements were reasonable and fair to the Fund and its shareholders and that it was in the best interests of the Fund and its shareholders to enter into the New Investment Advisory Agreement. The Board voted to recommend approval of the New Investment Advisory Agreement to shareholders. The New Investment Advisory Agreement was approved by shareholders on October 18, 2005.

PROXY VOTING

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC's website at http://www.sec.gov.

OFFICERS
C. Troy Shaver, Jr., President and Chief Compliance Officer
Jere E. Estes, Treasurer and Principal Accounting Officer
William Allin, Secretary

INVESTMENT ADVISOR
Dividend Growth Advisors, LLC
108 Traders Cross, Suite 105
Bluffton, South Carolina 29910

DISTRIBUTOR
Unified Financial Securities, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102-1732

LEGAL COUNSEL
Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, Connecticut 06880

CUSTODIAN
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, the code of ethics was amended to prohibit personal trading in equity securities by access persons, and to require pre-clearance of personal transactions in shares of TrendStar Fund by access persons.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Board has determined that each member of the Audit Committee qualifies and has been designated by the Board as an audit committee financial expter.

Item 4. Principal Accountant Fees and Services.

(a) **Audit Fees**

FY 2005	$ 24,000
FY 2004	$ 21,000

(b) **Audit-Related Fees** – N/A

	Registrant	Adviser
FY 2005	$	$
FY____2004	$ ____________	$____________

Nature of the fees:

(c) **Tax Fees**

	Registrant
FY 2005	$ 3,000
FY 2004	$ 3,000

Nature of the fees: preparation of the 1120 RIC

(d) **All Other Fees**

	Registrant	Adviser
FY 2005	$ 0	N/A
FY 2004	$ 0	N/A

Nature of the fees: Out of pockets, consents

(e) (1) **Audit Committee's Pre-Approval Policies**

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

(2) **Percentages of Services Approved by the Audit Committee**

	Registrant	
Audit-Related Fees:	100	%
Tax Fees:	100	%
All Other Fees:	100	%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant		Adviser
FY 2005	$	$
FY 2004	$	$

(h) The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 9, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code is filed herewith. - Annual

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.